                                                                EXHIBIT 10.27(c)


                                 AMENDMENT NO. 1
                                       TO
                                    GUARANTY

This Amendment No. 1 (this "Amendment") dated April 28, 2000 amends the Guaranty dated as of February 10, 2000 (the "Guaranty"), made by Aames Financial Corporation (the "Guarantor") in favor of Greenwich Capital Financial Products, Inc. (the "Lender"). Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Guaranty or, if not so defined therein, the Loan Agreement (as defined in the Guaranty). The Guarantor and the Lender, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, enter into this Agreement and agree as follows:

AMENDMENT

Effective as of January 31, 2000 Section 3(b)(iii) of the Guaranty is hereby amended and restated in its entirety as follows:

              LIQUIDITY. The aggregate amount of the Guarantor's cash, Cash Equivalents and available borrowing capacity on unencumbered assets that could be drawn against (taking into account required haircuts) under committed warehouse or working capital facilities, on a consolidated basis and on any given day, shall be (a) prior to and on May 31, 2000, $5,000,000; and (b) on and after June 1, 2000,
         $15,000,000.

REPRESENTATIONS

In order to induce the Lender to execute and deliver this Amendment, the Guarantor hereby represents to the Lender that as of the date hereof, after giving effect to this Amendment, (a) the representations and warranties set forth in Section 3 of the Guaranty are and shall be and remain true and correct and (b) the Guarantor is in full compliance with all of the terms and conditions of the Guaranty.

MISCELLANEOUS

Except as specifically amended herein, the Guaranty shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in the Guaranty or any other instrument or document executed in connection therewith, or in any certificate, letter or communication on issued or made pursuant to or with respect to the Guaranty, any reference in any of such terms to the Guaranty being sufficient to refer to the Guaranty as amended hereby.

IN WITNESS WHEREOF, the Guarantor and the Lender have caused this Amendment No. 1 to be duly executed and delivered as of the date first above written.

                                            AAMES FINANCIAL CORPORATION

                                            By:          /s/ Jon D. Van Deuren
                                                 -------------------------------
                                            Name:   Jon D. Van Deuren
                                            Title:  Senior Vice President

                                            GREENWICH CAPITAL FINANCIAL
                                            PRODUCTS, INC.

                                            By:         /s/ John C. Anderson
                                                 -------------------------------
                                            Name:   John C. Anderson
                                            Title:  Senior Vice President